SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2008

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LION, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-25159	91-2094375
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
2801 Hollycroft St., Gig Harbor, WA	98335
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (206) 577-1440

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On May 12, 2008, LION, Inc. (the “Company”) entered into an agreement with Beanstalk Networks LLC (dba OpenClose® Solutions). Under the terms of the agreement, OpenClose Solutions will purchase the assets of LION’s only remaining business segment, which includes the business related to its Precision family of products and its retail websites business, for $525,000 in cash. OpenClose also will assume liabilities relating to the purchased assets after closing, including all post-closing liabilities for performance under the contracts assumed by OpenClose in the transaction. The agreement contains a limited indemnity by the Company for breaches of representations, warranties, and covenants made by it in the agreement.

The transaction is subject to shareholder approval and the Company intends to file a preliminary proxy statement with the Securities and Exchange Commission.

A copy of the asset purchase agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The representations and warranties contained in the agreement are made for, among other things, the purposes of allocation of risk and as conditions to closing, may be subject to exceptions in the disclosure schedules provided in accordance with the agreement, are not necessarily accurate or complete as made, and should not be relied upon by any of our shareholders or potential investors.

Item 8.01     Other Events

On May 13, 2008, the Company issued a press release announcing the sale of the its remaining business segment and certain assets associated therewith to OpenClose Solutions. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Asset Purchase Agreement, dated May 12, 2008, by and between LION, Inc., and Beanstalk Networks LLC

99.1	Press Release, dated May 13, 2008

Additional Information

The proposed transaction will be submitted to LION’s shareholders for consideration and approval. LION will file a proxy statement with the Securities and Exchange Commission (“SEC”) regarding the proposed transaction.

LION’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LION AND THE TRANSACTION.

LION’s shareholders may obtain free copies of the proxy statement (when it becomes available) and other relevant documents filed with the SEC by LION at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when available, and other filings made by LION with the SEC also may be obtained from the Investor Relations section of LION’s web site (www.lionmts.com) or by directing a request to LION, Attn: Investor Relations, at 2801 Hollycroft Street, Gig Harbor, Washington 98335.

LION and its managers, executive officers, and employees may be deemed to be participants in the solicitation of proxies from the shareholders of LION in favor of the transaction described in the press release. Information concerning the interests of LION’s participants in the solicitation, which may be different than those of the shareholders of LION generally, will be described in the proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LION, Inc.
(Registrant)

Date:	May 13, 2008	By:	/s/ David Stedman
David Stedman
Interim Chief Executive Officer

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